UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 27, 2006
                                                 -------------------------------

                         WAYNE SAVINGS BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                 0-23433                      31-1557791
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(State or other jurisdiction      (Commission File No.)            (IRS Employer
of incorporation)                                            Identification No.)


151 N. Market St., Wooster, Ohio                                           44691
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code          (330) 264-5767
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition
              ---------------------------------------------

         On July 27, 2006, Wayne Savings Bancshares, Inc. (the "Company") issued a press release announcing its earnings for the quarter ended June 30, 2006. A copy of the press release dated July 27, 2006 is attached as Exhibit 99 to this report. The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.


Item 9.01     Financial Statements and Exhibits
              ---------------------------------

      (a)     Not applicable.

      (b)     Not applicable.

      (c)     Not applicable.

      (d)     Exhibits

Exhibit No.   Description
-----------   -----------

    99        Press release, dated July 27, 2006


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WAYNE SAVINGS BANCSHARES, INC.


DATE:  July 28, 2006                        By:   /s/ H. Stewart Fitz Gibbon III
                                                  ------------------------------
                                                  H. Stewart Fitz Gibbon III
                                                  Executive Vice President
                                                  Chief Financial Officer
                                                  Secretary and Treasurer


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